Investor Presentation October, 2005

Forward-Looking Statements SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 The following presentation contains certain forward-looking information about Clinical Data that are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business and technology obtained in our recent acquisition of Genaissance Pharmaceuticals and to be obtained in our announced acquisition of Icoria; our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: our ability to consummate the acquisition of Icoria and to achieve the expected synergies and operating efficiencies from the Genaissance acquisition and the Icoria acquisition; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for biomarker and pharmacogenomic products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, and our 2004 and 2005 quarterly Form 10-QSB and Form 10Q filings. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of or non-occurrence of any events.

Clinical Data Leader in commercializing pharmacogenomics and clinical diagnostics Strategic focus - genetics for efficient drug utilization - a multi- billion dollar opportunity

Investment Highlights Market leader in commercializing pharmacogenomics to pharma/biotech Late stage proprietary pharmacogenomic product pipeline targeting clinical marketplace Business strategy provides sustainability with significant upside potential World-wide revenues approximately $90M (pro-forma, 2005) Low burn rate - profitability goal Yr end '06 M&A core component of strategy Favorable regulatory/industry environment

Clinical Data Historic Business Global Sales to Physician Office Labs and Clinics of: Chemistry and Hematology analyzers Laboratory reagents and supplies Laboratory management and consulting services Consistently profitable core business $52.9 million in revenue (TTM) $ 4.3 million operating income (TTM) $ 2.5 million net income (TTM) Expert knowledge of payors and reimbursement Strong distribution and field service capabilities

Services/Laboratory Business Leading provider of GLP & research DNA/RNA analysis services CLIA regulated laboratories US/UK operations and global sales force Strong growth across multiple markets: pharmaceutical, agricultural, government and consumer Applicable to all disease areas including oncology Collaborating with partners on content for next generation of molecular tests for drug utilization Pending acquisition of Icoria adds complementary offerings

Leveraging Core Business Addition of Genaissance and Icoria adds: Leading independent pharmacogenomic and metabolomic services business Cost advantages and economies of scale High margin, proprietary molecular services businesses Core businesses foundation for innovations around therapy optimization

Regulators and Industry Support Pharmacogenomics FDA defining the regulatory terrain: Guidance for Pharmacogenomic Data Submissions issued 2005 Builds on early examples: Herceptin, Gleevec and Erbitux Goal is to speed development of new drugs CMS, FDA and other Payors strongly supportive Growing acceptance by the industry Acknowledge 'blockbuster' model is broken Pace of collaborations and investment increasing

Comprehensive Genomics Services Business Sequencing Genotyping Molecular Sciences Gene Expression/Pathway Analysis Extraction and BioBanking Research Phase Clinical Dev. Preclinical Dev. Post Launch Product Lifecycle Supports development of BioMarkers and Clinical PGx Products

BioMarkers Change the Drug Response Paradigm Efficacy/safety is enriched through patient selection Drug Response Number of Patients Conventional Drugs PGx/Rx Products

TPMT Test for Drug Toxicity Marketed Marketed Goal: Apply to a Partner's Drug Drug-Induced Long QT Test In Development Test Marketed Expand sales PGx/Rx Depression Combination Initiate Phase II Plan PGx/Rx trial Product Pipeline 2005 2006 Partner Commence Commercialization Clozapine PGx Validation study

Proprietary Molecular Test Inherited disorders caused by mutations in ion channel genes: Long QT Syndrome Brugada Syndrome Arrhythmias in seemingly healthy and young individuals: Sudden cardiac death About 100,000 carriers in U.S. Cardiac Channelopathies:

Proprietary Molecular Test CLIA compliant test launched May 2004 Initial focus: 300 pediatric cardiologists/electrophysiologists in U.S. Internal sales force Leverage ten years of data and existing need Guides treatment options and provides clarity for other family members Over 150 patient referrals from 50 specialists to date Receiving ten or more referrals per week Run Rate of greater than $2 million Reimbursed by Medicare and other major insurance providers

Drug-Induced Long QT Test Major problem for pharma: >50 approved drugs prolong QT interval Major drugs (e.g., Seldane, Propulsid) withdrawn due to QT prolongation Clinical Data strategy: Use the FAMILION(tm) Test for clinical trials Use our HAP(tm)-Based Drug Response Engine to expand into drug-induced market Develop and launch PGx/Rx companion products through CROs, pharma and medical device companies

CARING: Expanding Clozapine for Schizophrenia Clinical issues Gold standard but requires regular monitoring Objective PGx/Rx combination prospectively identifies patients likely to develop life- threatening adverse effects Progress to date Case control study DNA samples from 70 patients collected Positive results achieved Next steps Replicate findings Launch test in mid-2006 510K and citizen's petition to revise clozapine packaging

Vilazodone Primary Indication: Treatment of depression PGx/Rx Profile: PGx: Qualification of SSRI/5HT1A responders through proprietary PGx Rx: New generation dual serotonergic antidepressant Mechanism of Action: RX: A unique molecule, both a Selective Serotonin Reuptake Inhibitor (SSRI) and a 5HT1A partial agonist Development Stage: development of PGx test to qualify responders phase II trial to demonstrate efficacy of vilazodone known safety, based on treatment of >1,000 patients Market: In excess of $20 billion

Major Relationships - Services Collaborations/I.P.

Upcoming Milestones Complete recruitment of senior management team Focus Genomic Services Business Expand adoption of the FAMILION(tm) Test Launch of Clozapine molecular test - Mid 2006 Commence Phase II clinical trial for vilazodone in H1 2006 Expand proprietary test pipeline Additional industry-leading collaborations

Investment Highlights Market leader in commercializing pharmacogenomics to pharma/biotech Late stage proprietary pharmacogenomic product pipeline targeting clinical marketplace Business strategy provides sustainability with significant upside potential World-wide revenues approximately $90M (pro-forma, 2005) Low burn rate - profitability goal Yr end '06 M&A core component of strategy Favorable regulatory/industry environment In Summary:

Investor Presentation